UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2013

FOSTER WHEELER AG

(Exact Name of Registrant as Specified in Its Charter)

Switzerland (State or Other Jurisdiction of Incorporation)	001-31305 (Commission File Number)	98-0607469 (IRS Employer Identification No.)

Shinfield Park, Reading, Berkshire RG2 9FW, United Kingdom (Address of Principal Executive Offices)	RG2 9FW (Zip Code)
Registrant’s telephone number, including area code: +44 118 913 1234
Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                 Effective December 31, 2013, Umberto della Sala ended his term of employment as President and Chief Operating Officer of Foster Wheeler AG (the “Company”), in accordance with the terms of Mr. della Sala’s employment agreements with Company affiliates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER AG

DATE: January 3, 2014	By:	/s/ Michelle K. Davies
Michelle K. Davies
Corporate Secretary